UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2024

Humacyte, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39532	85-1763759
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2525 East North Carolina Highway 54 Durham, NC	27713
(Address of principal executive offices)	(Zip code)

(919) 313-9633

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	HUMA	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	HUMAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement

On September 24, 2024, Humacyte, Inc. (the “Company”) and Lincoln Park Capital Fund, LLC (“Lincoln Park”) entered into a purchase agreement (the “Purchase Agreement”) and a registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Company has the right, in its sole discretion, to sell to Lincoln Park shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), having an aggregate value of up to $50,000,000 (the “Purchase Shares”), subject to certain limitations and conditions set forth in the Purchase Agreement. The Company will control the timing and amount of any sales of Purchase Shares to Lincoln Park pursuant to the Purchase Agreement.

Under the Purchase Agreement, provided that the closing sale price of the Common Stock is not below $1.00 per share (subject to adjustment as described in the Purchase Agreement, the “Floor Price”) on any business day selected by the Company over the 24-month term following the Commencement Date (as defined in the Purchase Agreement) (each such date, a “Purchase Date”), the Company may direct Lincoln Park to purchase up to 100,000 shares of Common Stock on such Purchase Date (a “Regular Purchase”); provided, that Lincoln Park’s maximum purchase obligation under any single Regular Purchase will not exceed $1,500,000 (subject to adjustment for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction as provided in the Purchase Agreement). In any case, the maximum amount of any single Regular Purchase may be increased upon the mutual agreement of the parties. The Company may direct Lincoln Park to purchase shares in Regular Purchases as often as every business day, provided that all Purchase Shares subject to all prior Regular Purchases have been delivered to Lincoln Park in accordance with the Purchase Agreement. The foregoing share amount will be adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction occurring after the date of the Purchase Agreement and effective upon the consummation of any such transaction.

The purchase price per share for each such Regular Purchase will be equal to 97% of the lesser of:

•	the lowest sale price on the purchase date for such Regular Purchase; and

•	the average of the three lowest closing sale prices of Common Stock on The Nasdaq Global Select Market (“Nasdaq”) during the 10 consecutive business day period ending on the business day immediately preceding the purchase date.

The Company also has the right to direct Lincoln Park, on any business day on which the Company has properly submitted a Regular Purchase notice for the maximum amount the Company is then permitted to sell to Lincoln Park in such Regular Purchase, to purchase an additional amount of Common Stock (an “Accelerated Purchase”) of up to the lesser of:

•	300% of the number of shares to be purchased pursuant to such Regular Purchase; and

•	30% of the aggregate shares of Common Stock traded on Nasdaq during all or, if certain trading volume or market price thresholds specified in the Purchase Agreement are crossed on the applicable Accelerated Purchase date, the portion of the normal trading hours on the applicable Accelerated Purchase date prior to such time that any one of such thresholds is crossed (such period of time on the applicable Accelerated Purchase date, an “Accelerated Purchase Measurement Period”).

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The parties may mutually agree to increase the number of shares to be purchased by Lincoln Park pursuant to any Accelerated Purchase.

The purchase price per share for each such Accelerated Purchase will be equal to 97% of the lesser of:

•	the volume-weighted average price of Common Stock on Nasdaq during the applicable Accelerated Purchase Measurement Period on the date of the applicable Accelerated Purchase; and

•	the closing sale price of Common Stock on Nasdaq on the date of the applicable Accelerated Purchase.

The Company also has the right to direct Lincoln Park on any business day on which an Accelerated Purchase has been completed and all of the Purchase Shares to be purchased thereunder have been properly delivered to Lincoln Park in accordance with the Purchase Agreement to purchase an additional amount of Common Stock (an “Additional Accelerated Purchase”) of up to the lesser of:

•	300% of the number of shares purchased pursuant to the applicable corresponding Regular Purchase; and

•	30% of the aggregate shares of Common Stock traded on Nasdaq during all or, if certain trading volume or market price thresholds specified in the Purchase Agreement are crossed on the applicable Additional Accelerated Purchase date, the portion of the normal trading hours on the applicable Additional Accelerated Purchase date prior to such time that any one of such thresholds is crossed (such period of time on the applicable Additional Accelerated Purchase, an “Additional Accelerated Purchase Measurement Period”).

The parties may mutually agree to increase the number of shares to be purchased by Lincoln Park pursuant to any Additional Accelerated Purchase.

The purchase price and number of shares to be purchased under any Regular Purchase, Accelerated Purchase or Additional Accelerated Purchase, as well as the Floor Price, will be adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction occurring during the business days used to compute the purchase price. Other than as described above, there are no trading volume requirements or restrictions under the Purchase Agreement, and the Company will control the timing and amount of any sales of Common Stock to Lincoln Park.

The Purchase Agreement also prohibits the Company from directing Lincoln Park to purchase any shares of Common Stock if those shares, when aggregated with all other shares of Common Stock then beneficially owned by Lincoln Park, would result in Lincoln Park beneficially owning more than 4.99% of its outstanding shares of Common Stock. The foregoing beneficial ownership limitation may be increased upon written notice to the Company from Lincoln Park, but in no event will such beneficial ownership limitation exceed 9.99% of the outstanding shares of Common Stock.

Under applicable Nasdaq rules, in no event may the Company issue or sell to Lincoln Park under the Purchase Agreement shares of Common Stock in excess of 23,905,446 shares (including the Commitment Shares, as defined below), representing 19.99% of the shares of Common Stock outstanding on the date of the Purchase Agreement (the “Exchange Cap”), unless (i) the Company obtains stockholder approval to issue shares of Common Stock in excess of the Exchange Cap or (ii) the average price of all applicable sales of Common Stock to Lincoln Park under the Purchase Agreement, including the issuance of the Commitment Shares, equals or exceeds $5.29 per share (which represents the lower of (A) the official closing price of Common Stock on Nasdaq immediately preceding the signing of the Purchase Agreement and (B) the average official closing price of Common Stock on Nasdaq for the five consecutive trading days ending on the trading day immediately preceding the date of the Purchase Agreement, adjusted such that the transactions contemplated by the Purchase Agreement are exempt from the Exchange Cap limitation under applicable Nasdaq rules). In any event, the Purchase Agreement specifically provides that the Company may not issue or sell any shares of Common Stock under the Purchase Agreement if such issuance or sale would breach any applicable rules or regulations of Nasdaq.

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Subject to specified exceptions included in the Purchase Agreement, until the earlier of (i) the expiration of the 24-month term of the Purchase Agreement and (ii) the one-year anniversary of the termination of the Purchase Agreement prior to such expiration in accordance with the Purchase Agreement, the Company is limited in its ability to enter into any “equity line of credit” or other similar continuous offering in which the Company may offer, issue or sell common stock or securities convertible into or exercisable for common stock at a future determined price, other than an “at-the-market offering” exclusively through a registered broker-dealer acting as the Company’s agent.

The Purchase Agreement and Registration Rights Agreement each contain customary representations, warranties, and agreements of the Company and Lincoln Park, indemnification rights and other obligations of the parties. The offering of Common Stock pursuant to the Purchase Agreement will terminate at the end of the “Registration Period” (as defined in the Registration Rights Agreement), following the date that all shares offered pursuant to the Purchase Agreement have been sold to Lincoln Park. The Company has the right to terminate the Purchase Agreement at any time, without fee, penalty or cost.

Lincoln Park has agreed that neither it nor any of its affiliates shall engage in any direct or indirect short-selling or hedging of the Common Stock during any time prior to the termination of the Purchase Agreement.

In consideration for entering into the Purchase Agreement, the Company is issuing 115,705 shares of Common Stock (the “Commitment Shares”) to Lincoln Park as a commitment fee. The Company will not receive any cash proceeds from the issuance of the Commitment Shares.

The Company may receive up to $50,000,000 in aggregate gross proceeds under the Purchase Agreement from any sales the Company makes to Lincoln Park pursuant thereto. The aggregate net proceeds under the Purchase Agreement to the Company will depend on the frequency and prices at which shares of Common Stock are sold to Lincoln Park. Actual sales of shares of Common Stock to Lincoln Park under the Purchase Agreement and the amount of such net proceeds will depend on a variety of factors to be determined by the Company from time to time, including (among others) the progress of its clinical trials and other development efforts. The Company intends to use the net proceeds from the offering, if any, to fund the development of the product candidates in its pipeline, the commercial launch of the Company’s acellular tissue engineered vessel in the vascular trauma indication, if approved, and for working capital and general corporate purposes.

The Registration Rights Agreement provides Lincoln Park certain registration rights in connection with the shares of Common Stock sold pursuant to the Purchase Agreement. The issuance of the Purchase Shares and Commitment Shares have been registered pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-267225) (the “Registration Statement”), and the related base prospectus included in the Registration Statement, as supplemented by a prospectus supplement filed on September 24, 2024. A copy of the legal opinion as to the legality of the shares of Common Stock subject to the Purchase Agreement is filed as Exhibit 5.1 attached hereto.

The foregoing is a summary description of certain terms of the Purchase Agreement and the Registration Rights Agreement and, by its nature, is incomplete. Copies of the Purchase Agreement and the Registration Rights Agreement are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference. The foregoing descriptions of the Purchase Agreement and the Registration Rights Agreement are qualified in their entirety by reference to such exhibits.

The Purchase Agreement and Registration Rights Agreement contain customary representations and warranties, covenants and indemnification provisions that the parties made to, and solely for the benefit of, each other in the context of all of the terms and conditions of such agreements and in the context of the specific relationship between the parties thereto. The provisions of the Purchase Agreement and Registration Rights Agreement, including any representations and warranties contained therein, are not for the benefit of any party other than the parties thereto and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties thereto. Rather, investors and the public should look to other disclosures contained in the Company’s annual, quarterly and current reports the Company may file with the U.S. Securities and Exchange Commission.

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The information contained in this Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the shares of Common Stock discussed herein, nor shall there be any offer, solicitation or sale of the shares in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This Form 8-K contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although the Company believes that the Company has a reasonable basis for each forward-looking statement contained in this Form 8-K, the Company cautions you that these statements are based on a combination of facts and factors currently known by the Company and its projections of the future, about which the Company cannot be certain. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results, most of which are outside of the Company’s control and are difficult to predict. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. The forward-looking statements in this Form 8-K represent the Company’s views as of the date of this Form 8-K. The Company has no current intention of updating these forward-looking statements except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
5.1	Opinion of Covington & Burling LLP

10.1*	Purchase Agreement, dated as of September 24, 2024, by and between Humacyte, Inc. and Lincoln Park Capital Fund, LLC.

10.2*	Registration Rights Agreement, dated as of September 24, 2024, by and between Humacyte, Inc. and Lincoln Park Capital Fund, LLC.

23.1	Consent of Covington & Burling LLP (contained in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain personally identifiable information, marked by brackets, has been omitted from this exhibit pursuant to Item 601(A)(6) of Regulation S-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMACYTE, INC.

Date: September 24, 2024	By:	/s/ Dale A. Sander
		Name:	Dale A. Sander
		Title:	Chief Financial Officer, Chief Corporate Development Officer and Treasurer

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